                                                                    EXHIBIT 10.5







                              RUBIO'S RESTAURANTS, INC.


                     SERIES D PREFERRED STOCK PURCHASE AGREEMENT

                        --------------------------------------

                                  November 19, 1997

                                  TABLE OF CONTENTS


                                                                                  PAGE
1.   Purchase and Sale of Stock. . . . . . . . . . . . . . . . . . . . . . . . . .  1
     1.1  Sale and Issuance of Series D Preferred Stock. . . . . . . . . . . . . .  1
     1.2  Closing. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
     1.3  Subsequent Sale of Series D Preferred Stock. . . . . . . . . . . . . . .  1

2.   Representations and Warranties of the Company . . . . . . . . . . . . . . . .  2
     2.1  Organization, Good Standing and Qualification. . . . . . . . . . . . . .  2
     2.2  Capitalization and Voting Rights . . . . . . . . . . . . . . . . . . . .  2
     2.3  Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
     2.4  Authorization. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
     2.5  Valid Issuance of Preferred and Common Stock . . . . . . . . . . . . . .  3
     2.6  Consents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
     2.7  Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
     2.8  Proprietary Information. . . . . . . . . . . . . . . . . . . . . . . . .  5
     2.9  Patents and Trademarks . . . . . . . . . . . . . . . . . . . . . . . . .  5
     2.10 Compliance with Other Instruments. . . . . . . . . . . . . . . . . . . .  5
     2.11 Agreements; Action . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
     2.12 Related-Party Transactions . . . . . . . . . . . . . . . . . . . . . . .  6
     2.13 Permits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
     2.14 Environmental and Safety Laws. . . . . . . . . . . . . . . . . . . . . .  7
     2.15 Disclosure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
     2.16 Registration Rights. . . . . . . . . . . . . . . . . . . . . . . . . . .  7
     2.17 Title to Property and Assets . . . . . . . . . . . . . . . . . . . . . .  7
     2.18 Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . .  8
     2.19 Changes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
     2.20 Employee Benefit Plans . . . . . . . . . . . . . . . . . . . . . . . . .  9
     2.21 Tax Returns, Payments and Elections. . . . . . . . . . . . . . . . . . .  9
     2.22 Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
     2.23 Minute Books . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
     2.24 Labor Agreements and Actions . . . . . . . . . . . . . . . . . . . . . .  9
     2.25 Manufacturing and Marketing Rights . . . . . . . . . . . . . . . . . . . 10
     2.26 Real Property Holding Company. . . . . . . . . . . . . . . . . . . . . . 10
     2.27 Reincorporation in Delaware. . . . . . . . . . . . . . . . . . . . . . . 10

3.   Representations and Warranties of the Investors . . . . . . . . . . . . . . . 10
     3.1  Authorization. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     3.2  Purchase Entirely for Own Account. . . . . . . . . . . . . . . . . . . . 10
     3.3  Disclosure of Information. . . . . . . . . . . . . . . . . . . . . . . . 10
     3.4  Investment Experience. . . . . . . . . . . . . . . . . . . . . . . . . . 11
     3.5  Accredited Investor. . . . . . . . . . . . . . . . . . . . . . . . . . . 11
     3.6  Restricted Securities. . . . . . . . . . . . . . . . . . . . . . . . . . 11
     3.7  Further Limitations on Disposition . . . . . . . . . . . . . . . . . . . 11
     3.8  Legends. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

                                                                                  PAGE

4.   California Commissioner of Corporations . . . . . . . . . . . . . . . . . . . 12
     4.1  Corporate Securities Law . . . . . . . . . . . . . . . . . . . . . . . . 12

5.   Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     5.1  Board Observation Rights . . . . . . . . . . . . . . . . . . . . . . . . 12
     5.2  Series D Director. . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

6.   Conditions of Investors' Obligations at Closing.. . . . . . . . . . . . . . . 13
     6.1  Representations and Warranties . . . . . . . . . . . . . . . . . . . . . 13
     6.2  Performance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
     6.3  Compliance Certificate . . . . . . . . . . . . . . . . . . . . . . . . . 13
     6.4  California Qualification . . . . . . . . . . . . . . . . . . . . . . . . 13
     6.5  Opinion of Company Counsel . . . . . . . . . . . . . . . . . . . . . . . 13
     6.6  Investors' Rights and Stock Restriction Agreements . . . . . . . . . . . 13
     6.7  Restated Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . 14

7.   Conditions of the Company's Obligations at Closing. . . . . . . . . . . . . . 14
     7.1  Representations and Warranties . . . . . . . . . . . . . . . . . . . . . 14
     7.2  Performance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
     7.3  Payment of Purchase Price. . . . . . . . . . . . . . . . . . . . . . . . 14
     7.4  California Qualification . . . . . . . . . . . . . . . . . . . . . . . . 14
     7.5  Investors' Rights and Stock Restriction Agreement. . . . . . . . . . . . 14
     7.6  Restated Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . 14

8.   Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
     8.1  Survival of Warranties . . . . . . . . . . . . . . . . . . . . . . . . . 14
     8.2  Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . . . . 15
     8.3  Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
     8.4  Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
     8.5  Titles and Subtitles . . . . . . . . . . . . . . . . . . . . . . . . . . 15
     8.6  Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
     8.7  Finder's Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
     8.8  Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
     8.9  Amendments and Waivers . . . . . . . . . . . . . . . . . . . . . . . . . 16
     8.10 Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
     8.11 Aggregation of Stock . . . . . . . . . . . . . . . . . . . . . . . . . . 16
     8.12 Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16


     SCHEDULE A     -  Schedule of Investors
     SCHEDULE B     -  Schedule of Stockholders
     EXHIBIT A      -  Amended and Restated Certificate of Incorporation
     EXHIBIT B      -  Amended and Restated Investors' Rights Agreement
     EXHIBIT C      -  Amended and Restated Stock Restriction Agreement
     EXHIBIT D      -  Schedule of Exceptions

                     SERIES D PREFERRED STOCK PURCHASE AGREEMENT


     THIS SERIES D PREFERRED STOCK PURCHASE AGREEMENT is made as of the 19th day of November, 1997, by and between Rubio's Restaurants, Inc., a Delaware corporation (the "Company"), and the investors listed on Schedule A hereto, each of which is herein referred to as an "Investor."

     THE PARTIES HEREBY AGREE AS FOLLOWS:

     1.   PURCHASE AND SALE OF STOCK.

          1.1  SALE AND ISSUANCE OF SERIES D PREFERRED STOCK.

               (a) The Company shall adopt and file with the Secretary of State of Delaware on or before the Closing (as defined below) an Amended and Restated Certificate of Incorporation ("Restated Certificate") in the form attached hereto as EXHIBIT A.

               (b) Subject to the terms and conditions of this Agreement, each Investor agrees, severally and not jointly, to purchase at the Closing and the Company agrees to sell and issue to each Investor at the Closing, that number of shares of the Company's Series D Preferred Stock set forth opposite each Investor's name on SCHEDULE A hereto for the purchase price set forth thereon. Such purchase price shall be payable by Investor either by delivery to Company by Investor of a check in the amount of the purchase price payable to the Company's order (or by wire transfer of funds in such amount to the Company's designated bank account).

          1.2 CLOSING. The purchase and sale of at least 1,250,949 shares of the Series D Preferred Stock shall take place at the offices of Brobeck, Phleger & Harrison LLP, 550 West "C" Street, Suite 1300, San Diego, California, at 11:00 A.M., on November 19, 1997, or at such other time and place as the Company and Investors acquiring in the aggregate more than half the shares of Series D Preferred Stock sold pursuant hereto mutually agree upon orally or in writing (which time and place are designated as the "Closing"). At the Closing the Company shall deliver to each Investor a certificate representing the Series D Preferred Stock which such Investor is purchasing against delivery to the Company by such Investor of a check in the amount of the purchase price therefor payable to the Company's order or by wire transfer of funds in such amount to the Company's designated bank account.

          1.3 SUBSEQUENT SALE OF SERIES D PREFERRED STOCK. To the extent that at least 1,250,949 but less than 1,389,943 shares of Series D Preferred Stock are sold at the Closing, the Company may sell within sixty days following the Closing any remaining shares of Series D Preferred Stock at a price not less than $7.19454 per share to such other purchaser(s) as the Company's Board of Directors shall select. Any purchaser in a subsequent closing shall execute a counterpart signature page to this Agreement, the Amended and Restated Investors' Rights Agreement and the Amended and Restated Stock Restriction Agreement, and any additional sales of Series D Preferred Stock to Investors shall be deemed to be made hereunder. The sale of any additional shares of Series D Preferred Stock under this Section

1.3 occurring within sixty days following the Closing shall not be subject to the right of first offer contained in Section 2.4 of the Amended and Restated Investors' Rights Agreement to be executed contemporaneously with this Agreement, which is attached hereto as EXHIBIT B (the "Investors' Rights Agreement").

     2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each Investor on the date of the Closing that, except as set forth on a Schedule of Exceptions attached hereto as EXHIBIT D furnished to each Investor and to special counsel for the Investors, specifically identifying the relevant subparagraph hereof, which exceptions shall be deemed to be representations and warranties as if made hereunder:

          2.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business, prospects, properties or financial condition. The Company is the successor to all of the business, assets, properties, rights, permits, licenses, approvals, liabilities, and obligations of Rubio's Restaurants, Inc., a California corporation.

          2.2  CAPITALIZATION AND VOTING RIGHTS.

               (a) The authorized capital of the Company consists, or will consist prior to the Closing, of:

                    (i) PREFERRED STOCK. 5,248,985 shares of Preferred Stock, $0.001 par value per share (the "Preferred Stock"), of which (a) 1,973,395 shares have been designated Series A Preferred Stock, all of which are currently issued and outstanding; (b) 1,092,007 shares of which have been designated Series B Preferred Stock, all of which are currently issued and outstanding; (c) 793,640 shares of which have been designated Series C Preferred Stock, all of which are currently issued or outstanding; and (d) 1,389,943 shares of which have been designated Series D Preferred Stock, none of which are currently issued or outstanding and up to all of which may be sold pursuant to this Agreement. The rights, privileges and preferences of the Series D Preferred Stock will be as stated in the Restated Certificate attached hereto as EXHIBIT A.

                    (ii) COMMON STOCK. 7,251,015 shares of common stock, $0.001 par value per share ("Common Stock"), of which 1,010,557 shares are issued and outstanding.

               (b) The outstanding shares of Common Stock have been issued in accordance with the registration or qualification provisions of the Act (as defined below) and any applicable state securities laws or pursuant to a valid exemption therefrom.

               (c) Except for (A) the conversion privileges of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock to be issued under this Agreement, (B) the rights provided in paragraph 2.4 of the

Investors' Rights Agreement, (C) currently authorized options to purchase 325,000 shares of Common Stock of which 233,747 (10,557 of which have been exercised) have been granted to employees, and (D) warrants to purchase 50,000 shares of Common Stock issued to Flemming & Lessard, Inc., there are not outstanding any options, warrants, rights (including conversion or preemptive rights and rights of first refusal) or agreements for the purchase or acquisition from the Company of any shares of its capital stock. The Company is not a party or subject to any agreement or understanding, and, to the Company's knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company.

               (d) All of the shares of capital stock of the Company are owned of record by the persons and in the amounts set forth on SCHEDULE B and were purchased for the purchase price set forth thereon.

          2.3 SUBSIDIARIES. The Company does not presently own or control, directly or indirectly, any interest in any other corporation, association or other business entity. The Company is not a participant in any joint venture, partnership or similar arrangement.

          2.4 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the Investors' Rights Agreement, the Amended and Restated Stock Restriction Agreement dated of even date herewith and attached hereto as EXHIBIT C (the "Stock Restriction Agreement") and any other agreement to which the Company is a party, the execution and delivery of which is contemplated hereby (collectively, the "Ancillary Agreements"), the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance (or reservation for issuance) and delivery of the Series D Preferred Stock being sold hereunder and the Common Stock issuable upon conversion of the Series D Preferred Stock has been taken or will be taken prior to the Closing, and this Agreement, the Investors' Rights Agreement, the Stock Restriction Agreement and any Ancillary Agreements constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

          2.5  VALID ISSUANCE OF PREFERRED AND COMMON STOCK.

               (a) The Series D Preferred Stock which is being purchased by the Investors hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and, based in part upon the representations of the Investors in this Agreement, will be issued in compliance with all applicable federal and state securities laws. The shares of Series D Preferred Stock are being issued free of restrictions on transfer other than restrictions on transfer set forth in this Agreement, the Investors' Rights Agreement, the Stock

Restriction Agreement or any Ancillary Agreement and other than pursuant to federal or state securities laws. The Common Stock issuable upon conversion of the Series D Preferred Stock purchased under this Agreement has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Restated Certificate, shall be duly and validly issued, fully paid and nonassessable, and issued in compliance with all applicable securities laws, as then in effect, of the United States and each of the states whose securities laws govern the issuance of any of the Series D Preferred Stock hereunder.

               (b) The outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Common Stock are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in compliance with all applicable federal and state securities laws. The Common Stock issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock will be issued free of restrictions on transfer other than restrictions on transfer set forth in this Agreement, the Investors' Rights Agreement, the Stock Restriction Agreement or any Ancillary Agreement and other than pursuant to federal or state securities laws.

          2.6 CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority or any other person or entity on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for (a) the filing of a Restated Certificate with the Secretary of State of the State of Delaware, and (b) the filing pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder, which filing will be effected within 15 days of the sale of the Series D Preferred Stock hereunder.

          2.7 LITIGATION. There is no action, suit, proceeding or investigation pending or currently threatened against the Company which questions the validity of this Agreement, the Investors' Rights Agreement, the Stock Restriction Agreement or any Ancillary Agreements, or the right of the Company to enter into any of them, or to consummate the transactions contemplated hereby or thereby, or which might result, either individually or in the aggregate, in any material adverse changes in the assets, financial condition, business affairs or prospects of the Company, financially or otherwise, taken as a whole or any change in the current equity ownership of the Company. The foregoing includes, without limitation, any action, suit, proceeding or investigation pending or threatened involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers or negotiations by the Company with potential investors in the Company or its proposed business. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

          2.8 PROPRIETARY INFORMATION. Each key employee, officer and consultant of the Company has executed an Employment Relationship and Confidentiality Agreement in the form provided to special counsel to the Investors. The Company, after reasonable investigation, is not aware that any of its employees, officers or consultants are in violation thereof, and the Company will use its best efforts to prevent any such violation.

          2.9 PATENTS AND TRADEMARKS. The Company has sufficient title and ownership of all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes necessary for its business as now conducted and as proposed to be conducted without any conflict with or infringement of the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity. The Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution nor delivery of this Agreement, the Investors' Rights Agreement, the Stock Restriction Agreement and any Ancillary Agreements nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. The Company does not believe it is or will be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by the Company.

          2.10 COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in violation or default of any provisions of its Restated Certificate or Bylaws or of any material provision of any instrument, judgment, order, writ, decree, mortgage, indenture, agreement, lease or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company. To the Company's best knowledge, the other party or parties to such instruments, mortgages, indentures, agreements, leases or contracts are not in default in any material respect of any provisions contained therein. The execution, delivery and performance of this Agreement, the Investors' Rights Agreement, the Stock Restriction Agreement and any Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby does not require the consent of any third party to, and will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any provision, instrument, judgment, order, writ, decree, mortgage, indenture, agreement, lease or contract, or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company, or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations or any of its assets or properties.

          2.11 AGREEMENTS; ACTION.

               (a) Except for agreements explicitly contemplated hereby and by the Investors' Rights Agreement, Stock Restriction Agreement or any Ancillary Agreement, there are no commitments, agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates or any affiliate thereof.

               (b) There are no commitments, agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or by which it is bound which may involve (i) obligations (contingent or otherwise) of, or payments to, the Company in excess of $50,000, or (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company or
(iii) provisions restricting or affecting the development, manufacture or distribution of the Company's products or services.

               (c) The Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities individually in excess of $50,000 or, in the case of indebtedness and/or liabilities individually less than $50,000, in excess of $200,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

               (d) For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

               (e) The Company is not a party to and is not bound by any contract, agreement or instrument, or subject to any restriction under its Restated Certificate or Bylaws, which adversely affects its business as now conducted or as proposed to be conducted, its properties or its financial condition.

               (f) The Company is not a party to any employment or consulting agreements that are not terminable at will by the Company on no more than thirty
(30) days' notice without cost or liability to the Company.

          2.12 RELATED-PARTY TRANSACTIONS. No employee, officer, or director or stockholder of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them. To the best of the Company's knowledge, none of such persons has any direct or indirect ownership interest or serves as an officer or director in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that employees, officers or directors of the Company and members of their immediate families may own not more than 5% of the outstanding stock in publicly-traded companies that may compete with the Company. Other than as a participant in Company benefit plans, no form of compensation, remuneration or financial interest is due or promised to any officer or director, or member of the immediate family of any officer or director of the Company, for 1995, 1996 and 1997, except as set forth on the Schedule of Exceptions. No officer or director, or member of the immediate family of any officer or director, of the Company has a direct or indirect financial interest in any material contract of the Company.

          2.13 PERMITS. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects or financial condition of the Company, taken as a whole, and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

          2.14 ENVIRONMENTAL AND SAFETY LAWS. To the best of its knowledge, the Company is not in violation of, and the Company has not received any communications alleging that the Company has violated, or by conducting its business as proposed, would violate any applicable statute, law or regulation relating to the environment or occupational health and safety and, to the best of its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

          2.15 DISCLOSURE. The Company has fully provided each Investor with all the information which such Investor has requested for deciding whether to purchase the Series D Preferred Stock and all information which the Company believes is reasonably necessary to enable such Investor to make such decision. Neither this Agreement, the Investors' Rights Agreement, the Stock Restriction Agreement and any Ancillary Agreements nor any other statements or certificates made or delivered in connection herewith or therewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

          2.16 REGISTRATION RIGHTS. Except as provided in the Investors' Rights Agreement, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

          2.17 TITLE TO PROPERTY AND ASSETS. The Company owns its property and assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's use of such property or assets.

          2.18 FINANCIAL STATEMENTS. The Company has made available to each Investor its audited financial statements (balance sheet and statements of operations, retained earnings and cash flows) at December 31, 1996 and for the fiscal year then ended and its unaudited financial statements (balance sheet and statements of operations, retained earnings and cashflows) as at and for the nine-month period ended September 30, 1997 (the "Financial Statements"). The Financial Statements are complete and correct in all material respects and accurately set out and describe the financial condition and operating results of the Company as of the date, and for the period, indicated therein. The Financial Statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). Except as set forth in the Financial Statements, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to September 30, 1997, which in the aggregate do not exceed $50,000 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company. Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

          2.19 CHANGES.  Since September 30, 1997, there has not been:

               (a) any change in the assets, liabilities, financial condition or operating results of the Company, except changes in the ordinary course of business which have not been, in the aggregate, materially adverse;

               (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results, prospects or business of the Company (as such business is presently conducted and as it is proposed to be conducted);

               (c) any waiver or compromise by the Company of a valuable right or of a material debt owed to it;

               (d) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company (as such business is presently conducted and as it is proposed to be conducted);

               (e) any change or amendment to a material contract or arrangement by which the Company or any of its assets or properties is bound or subject;

               (f) any material change in any compensation arrangement or agreement with any employee; or

               (g) to the Company's knowledge, any other event or condition of any character which might materially and adversely affect the assets, properties, financial condition, operating results or business of the Company (as such business is presently conducted and as it is proposed to be conducted).

          2.20 EMPLOYEE BENEFIT PLANS. The Company does not have any Employee Benefit Plan as defined in the Employee Retirement Income Security Act of 1974, as amended.

          2.21 TAX RETURNS, PAYMENTS AND ELECTIONS. The Company has filed all tax returns and reports as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due, except those contested by it in good faith which are listed in the Schedule of Exceptions. The provision for taxes of the Company is adequate for taxes due or accrued as of the date thereof. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended ("Code"), to be treated as a Subchapter S corporation or a collapsible corporation pursuant to
Section 341(f) or Section 1362(a) of the Code, nor has it made any other elections pursuant to the Code (other than elections which relate solely to methods of accounting, depreciation or amortization) which would have a material effect on the Company, its financial condition, its business as presently conducted or proposed to be conducted or any of its properties or material assets. The Company has never had a tax deficiency or tax audit and the Company has made all withholdings for all income taxes of its employees.

          2.22 INSURANCE. The Company has in full force and effect fire and casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed. The Company has in full force and effect products liability and errors and omissions insurance in amounts customary for companies similarly situated.

          2.23 MINUTE BOOKS. The minute books of the Company, access to which has been provided to the Investors, contain a complete summary of all meetings of directors and stockholders and all actions by written consent without a meeting of directors and stockholders since the time of inception and reflect all transactions referred to in such minutes accurately in all material respects.

          2.24 LABOR AGREEMENTS AND ACTIONS. The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the knowledge of the Company threatened, which could have a material adverse effect on the assets, properties, financial condition, operating results or business of the Company (as such business is presently conducted and as it is proposed to be conducted), nor is the Company aware of any labor organization activity involving its employees. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing. Subject to general principles related to wrongful termination of employees, the employment of each officer and employee of the Company is terminable at the will of the Company.

          2.25 MANUFACTURING AND MARKETING RIGHTS. The Company has not granted rights to manufacture, produce, assemble, license, market or sell its products to any other person and is not bound by any agreement that affects the Company's exclusive rights to develop, manufacture, assemble, distribute and sell its products.

          2.26 REAL PROPERTY HOLDING COMPANY. The Company is not a real property holding company within the meaning of the Internal Revenue Code Section 897.

          2.27 REINCORPORATION IN DELAWARE. The merger of Rubio's Restaurants, Inc., a California corporation, into the Company did not have a material adverse effect on the business prospects and financial condition of the Company.

     3. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS. Each Investor hereby represents and warrants that:

          3.1 AUTHORIZATION. This Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

          3.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with each Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement such Investor hereby confirms, that the Series D Preferred Stock to be received by such Investor and the Common Stock issuable upon conversion thereof (collectively, the "Securities") will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, each Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. Each Investor represents that it has full power and authority to enter into this Agreement.

          3.3 DISCLOSURE OF INFORMATION. Each Investor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Securities. Each Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investors to rely thereon.

          3.4 INVESTMENT EXPERIENCE. Each Investor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. If other than an individual, Investor also represents it has not been organized for the purpose of acquiring the Securities.

          3.5 ACCREDITED INVESTOR. Each Investor is an "accredited investor" within the meaning of SEC Rule 501 of Regulation D, as presently in effect.

          3.6 RESTRICTED SECURITIES. Each Investor understands that the Securities it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances. In this connection, each Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

          3.7 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, each Investor further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3, provided and to the extent such sections are then applicable, and the Investors' Rights Agreement, the Stock Restriction Agreement and any applicable Ancillary Agreement and:

               (a) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement or an exemption from such registration is available; or

               (b)(i) Such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

               (c) Notwithstanding the provisions of paragraphs (a) and (b) above, or any legend on certificates representing the Securities pursuant to
Section 3.8 below, no such registration statement or opinion of counsel shall be necessary for a transfer (i) by an Investor to any person or entity that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Investor or (ii) by an Investor which is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his spouse or to the siblings, lineal descendants or ancestors of such partner or his spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he were an original Investor hereunder.

          3.8 LEGENDS. It is understood that the certificates evidencing the Securities may bear one or all of the following legends:

               (a) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE ACT, OR PURSUANT TO RULE 144 UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT."

               (b)  Any legend required by the laws of any state.

     4.   CALIFORNIA COMMISSIONER OF CORPORATIONS.

          4.1 CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

     5.   COVENANTS.

          5.1 BOARD OBSERVATION RIGHTS. For so long as Farallon Capital Management LLC ("Farallon") and any parties controlling, controlled by or under common control with Farallon hold at least 750,000 shares of the Company's Series D Preferred Stock, and in the event that a director elected by a majority of the holders of the Series D Preferred Stock is not serving on the Company's Board of Directors, the Company shall permit a representative of Farallon reasonably acceptable to the Company's Board of Directors to attend as an observer all meetings of the Company's Board of Directors and to receive all written materials and other information given to directors in connection with such meetings; provided, however, that such representative shall have entered into the Company's standard confidentiality agreement prior to attending any meetings of the Board of Directors or receiving any written materials in connection with such meetings.

          5.2 SERIES D DIRECTOR. The Investors agree that any nominee of the holders of Series D Preferred Stock to serve as the director to be elected by the holders of Series D Preferred Stock as contemplated in Section 5(b) of
Article VI of the Restated Certificate shall be approved by the majority of the Company's Board of Directors, which approval will not be unreasonably withheld, prior to election.

     6. CONDITIONS OF INVESTORS' OBLIGATIONS AT CLOSING. The obligations of each Investor under subsection 1.1(b) of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against any Investor which does not consent thereto:

          6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

          6.2 PERFORMANCE. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          6.3 COMPLIANCE CERTIFICATE. The President of the Company shall deliver to each Investor at the Closing a certificate certifying that the conditions specified in Sections 6.1 and 6.2 have been fulfilled and stating that there shall have been no material adverse change in the business, affairs, operations, properties, assets or condition of the Company since September 30, 1997.

          6.4 CALIFORNIA QUALIFICATION. The Commissioner of Corporations of the State of California shall have issued a permit qualifying the offer and sale of the Securities to the Investors pursuant to this Agreement, or such offer and sale shall be exempt from such qualification under the California Corporate Securities Law of 1968, as amended.

          6.5 OPINION OF COMPANY COUNSEL. Each Investor shall have received from Brobeck, Phleger & Harrison LLP, counsel for the Company, an opinion, dated as of the Closing, in form and substance satisfactory to the special counsel to the Investors.

          6.6 INVESTORS' RIGHTS AND STOCK RESTRICTION AGREEMENTS. The Company and each Investor shall have entered into the Investors' Rights Agreement, and the Company, each Investor and a majority of the holders of outstanding shares of the Company's Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall have entered into the Stock Restriction Agreement.

          6.7 RESTATED CERTIFICATE. The Restated Certificate shall have been filed with the Secretary of State of the State of Delaware and shall be in full force and effect on the Closing Date.

     7. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to each Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by that
Investor:

          7.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Investor contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          7.2 PERFORMANCE. The Investors shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by them on or before the Closing.

          7.3 PAYMENT OF PURCHASE PRICE. The Investors shall have delivered the purchase price specified in Section 1.2.

          7.4 CALIFORNIA QUALIFICATION. The Commissioner of Corporations of the State of California shall have issued a permit qualifying the offer and sale to the Investors of the Series D Preferred Stock and the Common Stock issuable upon the conversion thereof or such offer and sale shall be exempt from such qualification under the California Corporate Securities Law of 1968, as amended.

          7.5 INVESTORS' RIGHTS AND STOCK RESTRICTION AGREEMENT. The Company and each Investor shall have entered into the Investors' Rights Agreement and the Company, each Investor and a majority of the holders of outstanding shares of the Company's Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall have entered into the Stock Restriction Agreement.

          7.6 RESTATED CERTIFICATE. The Restated Certificate shall have been filed with the Secretary of State of the State of Delaware and shall be in full force and effect on the Closing Date.

     8.   MISCELLANEOUS.

          8.1 SURVIVAL OF WARRANTIES. The warranties, representations and covenants of the Company and Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company.

          8.2 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          8.3 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

          8.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          8.5 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          8.6 NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be sent to the address/fax number indicated for such party on the signature page hereof (provided that any party may at any time change its address/fax number for notice by ten (10) days' advance written notice to the other parties), and shall be deemed effectively given upon (i) personal delivery to the party to be notified, (ii) the time of successful facsimile transmission to the party to be notified, (iii) sending by reputable overnight delivery service or (iv) three
(3) days after deposit with the United States Post Office, by registered or certified mail.

          8.7 FINDER'S FEE. Except for fees owed to Montgomery Securities for its services acting as the placement agent in connection with the sale of securities contemplated by this Agreement, for which the Company shall be responsible, each party represents that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction. Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Investor or any of its officers, partners, employees or representatives is responsible. The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

          8.8 EXPENSES. Irrespective of whether the Closing is effected, the Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. If the Closing is effected, the Company shall, at the Closing, reimburse the reasonable fees of special counsel for Rosewood Capital, L.P. (not to exceed $10,000) and for Farallon (not to exceed $10,000), and shall, upon receipt of a bill therefor, reimburse the out-of-pocket expenses of such counsel for an amount not to exceed $10,000 to each of Rosewood and Farallon. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or the Restated Certificate, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          8.9 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of seventy-five percent (75%) of the Common Stock issued or issuable upon conversion of the Series D Preferred Stock. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities subject to this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities and the Company.

          8.10 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          8.11 AGGREGATION OF STOCK. All shares of Series D Preferred Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

          8.12 ENTIRE AGREEMENT. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.


                  [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        RUBIO'S RESTAURANTS, INC.



                                        By:  /s/ Ralph Rubio
                                             ------------------------------
                                             Ralph Rubio, President

                              Address:  5151 Shoreham Place, Suite 260
                                        San Diego, CA  92122
                                        Fax No: (619) 452-0181

                                        INVESTORS:

                                        ROSEWOOD CAPITAL, L.P.

                                        By:  Rosewood Capital Associates, L.P.,
                                             General Partner

                                             By:  /s/ Kyle Anderson
                                                  ---------------------------
                                                  Kyle A. Anderson, Principal

                              Address:  One Maritime Plaza, Suite 1330
                                        San Francisco, CA 94111
                                        Fax No: (415) 362-1192



                                        FARALLON CAPITAL PARTNERS, L.P.

                                        By:  Farallon Partners, L.L.C.,
                                             its General Partner


                                        By:  /s/ Jason Fish
                                             ------------------------------
                                             Managing Member

                              Address:  One Maritime Plaza
                                        Suite 1325
                                        San Francisco, CA  94111
                                        Fax No: (415) 421-2133
                                        Attention:  Jason Fish and Mark Wehrly


                            [COUNTERPART SIGNATURE PAGE TO
                     SERIES D PREFERRED STOCK PURCHASE AGREEMENT]

                                        FARALLON CAPITAL INSTITUTIONAL
                                        PARTNERS, L.P.


                                        By:  Farallon Partners, L.L.C.,
                                             its General Partner

                                        By:  /s/ Jason Fish
                                             ------------------------------
                                             Managing Member

                              Address:  One Maritime Plaza
                                        Suite 1325
                                        San Francisco, CA  94111
                                        Fax No: (415) 421-2133
                                        Attention:  Jason Fish and Mark Wehrly

                                        FARRALON CAPITAL INSTITUTIONAL
                                        PARTNERS II, L.P.

                                        By:  Farallon Partners, L.L.C.,
                                             its General Partner


                                        By:  /s/ Jason Fish
                                             ------------------------------
                                             Managing Member

                              Address:  One Maritime Plaza
                                        Suite 1325
                                        San Francisco, CA  94111
                                        Fax No: (415) 421-2133
                                        Attention:  Jason Fish and Mark Wehrly

                                        FARALLON CAPITAL INSTITUTIONAL
                                        PARTNERS III, L.P.

                                        By:  Farallon Partners, L.L.C.,
                                             its General Partner


                                        By:  /s/ Jason Fish
                                             ------------------------------
                                             Managing Member

                              Address:  One Maritime Plaza
                                        Suite 1325
                                        San Francisco, CA  94111
                                        Fax No: (415) 421-2133
                                        Attention:  Jason Fish and Mark Wehrly


                            [COUNTERPART SIGNATURE PAGE TO
                     SERIES D PREFERRED STOCK PURCHASE AGREEMENT]

                                        RR CAPITAL PARTNERS, L.P.

                                        By:  Farallon Partners, L.L.C.,
                                             its General Partner


                                        By:  /s/ Jason Fish
                                             ------------------------------
                                             Managing Member

                              Address:  One Maritime Plaza
                                        Suite 1325
                                        San Francisco, CA  94111
                                        Fax No: (415) 421-2133
                                        Attention:  Jason Fish and Mark Wehrly


                                        W.A. & H. INVESTMENT, L.L.C.

                                        By:  /s/ illegible
                                             ------------------------------
                                        Title:
                                              -----------------------------

                              Address: Wessels, Arnold & Henderson, L.L.C. c/o Kim-Hue Phan
                                        601 Second Avenue South
                                        Minneapolis, MN 55402-4314
                                        Fax No: ____________________



                                        /s/ Arthur Yelsey
                                        -----------------------------------
                                        Arthur R. Yelsey

                              Address:  1550 Bayside Drive
                                        Corona Del Mar, CA 92625
                                        Fax No:  714-721-0555


                            [COUNTERPART SIGNATURE PAGE TO
                     SERIES D PREFERRED STOCK PURCHASE AGREEMENT]

                                        BRUCE AND JOANNE FRAZER


                                        /s/ Bruce Frazer
                                        -----------------------------------
                                        Bruce Frazer


                                        /s/ Joanne Frazer
                                        -----------------------------------
                                        Joanne Frazer

                              Address:  5151 Shoreham Place, Suite 260
                                        San Diego, CA 92122
                                        Fax No: ____________________



                                        JOHN AND ELLEN BRICE


                                        /s/ John Brice
                                        -----------------------------------
                                        John Brice


                                        /s/ Ellen Brice
                                        -----------------------------------
                                        Ellen Brice

                              Address:  1331 Park Row
                                        La Jolla, CA 92037
                                        Fax No: 619/454-7092


                                        H.A. LAVEZZI CO., INC. PROFIT SHARING
                                        TRUST FOR THE BENEFIT OF JOHN
                                        RICHARD CUCHNA & JOHN RANDALL CUCHNA

                                        By:  /s/ illegible
                                             ------------------------------
                                             Trustee

                              Address:  2515 Industry Street
                                        Oceanside, CA 92054
                                        Fax No:  760 757-0523


                            [COUNTERPART SIGNATURE PAGE TO
                     SERIES D PREFERRED STOCK PURCHASE AGREEMENT]

                                        BRIAN AND ANN ROBERTS


                                        /s/ Brian Roberts
                                        -----------------------------------
                                        Brian Roberts


                                        /s/ Ann Roberts
                                        -----------------------------------
                                        Ann Roberts

                              Address:  16 Leroy Street
                                        San Francisco, CA 94109
                                        Fax No: 415-292-9892


                                        /s/ Frank Holloway
                                        -----------------------------------
                                        Frank O. Holloway

                              Address:  81 South Peak Drive
                                        Laguna Niguel, CA 92677
                                        Fax No: 714-595-5901


                                        /s/ R. Alex Kaseberg
                                        -----------------------------------
                                        R. Alex Kaseberg

                              Address:  12801 Corbett Court
                                        San Diego, CA 92130
                                        Fax No: 259-7389


                                        T. LARRY AND MARGARET EDDINGTON


                                        /s/ T. Larry Eddington
                                        -----------------------------------
                                        T. Larry Eddington


                                        /s/ Margaret Eddington
                                        -----------------------------------
                                        Margaret Eddington

                              Address:  3330 Dove Hollow Road
                                        Olivenhain, CA 92024
                                        Fax No: 759-0483


                            [COUNTERPART SIGNATURE PAGE TO
                     SERIES D PREFERRED STOCK PURCHASE AGREEMENT]

                                        RICHARD AND MARTHA PARKER


                                        /s/ Richard Parker
                                        -----------------------------------
                                        Richard Parker


                                        /s/ Martha Parker
                                        -----------------------------------
                                        Martha Parker

                              Address:  430 Silvergate
                                        San Diego, CA 92106
                                        Fax No: 582-1497


                                        BROBECK, PHLEGER & HARRISON LLP

                                        By:  /s/ Craig S. Andrews
                                             ------------------------------
                                        Its: Partner
                                             ------------------------------

                              Address:  Two Embarcadero Place
                                        2200 Geng Road
                                        Palo Alto, CA 94303
                                        Fax No: ____________________


                                        EVEREN CLEARING CORP. CUST.
                                        FBO: KEVIN L. SHIBUYA IRA


                                        By:  /s/ Kevin Shibuya
                                             ------------------------------
                                        Title:
                                             ------------------------------


                              Address: 2141 Palomar Airport Road, Suite 100 Carlsbad, CA 92009
                                        Fax No.: (760) 804-0399


                                        /s/ Lic. Eugenio Clariond
                                        -----------------------------------
                                        Lic. Eugenio Clariond R.R.

                              Address: Ave. Batallon De San Patricio No. 111 Torre Comercial America Piso 26 Fracc. Valle Oriente
                                        Garza Garcia, N.L. CP66269 Mexico
                                        Fax No: (52-8) 153-8385


                            [COUNTERPART SIGNATURE PAGE TO
                     SERIES D PREFERRED STOCK PURCHASE AGREEMENT]

                                        DANIEL K. AND KUMIKO SHIBUYA JTWROS


                                        /s/ Daniel Shibuya
                                        -----------------------------------
                                        Daniel K. Shibuya


                                        /s/ Kumiko Shibuya
                                        -----------------------------------
                                        Kumiko Shibuya

                              Address:  8451 Cranford Avenue
                                        Sun Valley, CA 91352
                                        Fax No: (818) 982-2423

                                        EVEREN CLEARING CORP. CUST.
                                        FBO: GAIL L. ROSS IRA


                                        By:  /s/ Gail Ross
                                             ------------------------------

                                        Title:
                                              -----------------------------


                              Address: 2141 Palomar Airport Road, Suite 100 Carlsbad, CA 92009
                                        Fax No: (760) 804-0399


                                        /s/ Ronald B. Sellers
                                        -----------------------------------
                                        Ronald B. Sellers

                              Address:  11381 Eastview Pt.
                                        San Diego, CA 92131
                                        Fax N.:  619-546-9501

                                        EVEREN CLEARING CORP. CUST.
                                        FBO: RONALD B. SELLERS IRA


                                        By:  /s/ Ronald B. Sellers
                                             ------------------------------

                                        Title:
                                              -----------------------------


                              Address: 2141 Palomar Airport Road, Suite 100 Carlsbad, CA 92009
                                        Fax No: (760) 804-0399


                            [COUNTERPART SIGNATURE PAGE TO
                     SERIES D PREFERRED STOCK PURCHASE AGREEMENT]

                                        EVEREN CLEARING CORP. CUST.
                                        FBO: SHAWN O. ROWE IRA


                                        By:  /s/ Shawn Rowe
                                             ------------------------------

                                        Title:
                                              -----------------------------


                              Address: 2141 Palomar Airport Road, Suite 100 Carlsbad, CA 92009
                                        Fax No: (760) 804-0399


                                        EVEREN CLEARING CORP. CUST.
                                        FBO: SHARON ROWE IRA


                                        By:  /s/ Sharon Rowe
                                             ------------------------------

                                        Title:
                                              -----------------------------


                              Address: 2141 Palomar Airport Road, Suite 100 Carlsbad, CA 92009
                                        Fax No: (760) 804-0399


                                        SHAWN O. ROWE AND SHARON ROWE
                                        JTWROS


                                        /s/ Shawn Rowe
                                        -----------------------------------
                                        Shawn O. Rowe


                                        /s/ Sharon Rowe
                                        -----------------------------------
                                        Sharon Rowe

                              Address:  823 Pocahontas Court
                                        Paso Robles, CA 93446


                                        /s/ Mike Blackman
                                        -----------------------------------
                                        Mike Blackman

                              Address:  Nations Bank Montgomery Securities
                                        9 West 57th Street, 47th Floor
                                        New York, NY 10019
                                        Fax No: 212-583-8450


                            [COUNTERPART SIGNATURE PAGE TO
                     SERIES D PREFERRED STOCK PURCHASE AGREEMENT]

                                        /s/ J. Richards Fredericks
                                        -----------------------------------
                                        J. Richards Fredericks

                              Address:  Nations Bank Montgomery Securities
                                        600 Montgomery Street
                                        San Francisco, CA 94111
                                        Fax No: 627-2230


                                        /s/ Murray Huneke
                                        -----------------------------------
                                        Murray Huneke, Trustee for Huneke
                                        Family Trust

                              Address:  Nations Bank Montgomery Securities
                                        600 Montgomery Street
                                        San Francisco, CA 94111
                                        Fax No: 415-913-5513



                            [COUNTERPART SIGNATURE PAGE TO
                     SERIES D PREFERRED STOCK PURCHASE AGREEMENT]

                                      SCHEDULE A

                                SCHEDULE OF INVESTORS
                                     (as amended)


          NAME                           PURCHASE PRICE        NUMBER OF SHARES
----------------------------------      -----------------     ------------------
FIRST CLOSING
-------------
Rosewood Capital, L.P.                    $2,500,001.93             347,486

Farallon Capital Partners, L.P.           $2,729,996.98             379,454

Farallon Capital Institutional
Partners, L.P.                            $2,274,999.88             316,212

Farallon Capital Institutional
Partners II, L.P.                         $  974,996.87             135,519

Farallon Capital Institutional
Partners III, L.P.                        $  260,003.48              36,139

RR Capital Partners, L.P.                 $  260,003.48              36,139

W.A. & H. Investment, L.L.C.              $  249,995.88              34,748

Arthur R. Yelsey                          $   50,002.05               6,950

Bruce and Joanne Frazer                   $   50,002.05               6,950

John and Ellen Brice                      $   50,002.05               6,950

H.A. Lavezzi Co., Inc. Profit
Sharing Trust for the benefit of
John Richard Cuchna & John
Randall Cuchna                            $   74,995.88              10,424

Brian and Ann Roberts                      $  50,002.05               6,950

Frank O. Holloway                          $  25,001.03               3,475

R. Alex Kaseberg                           $   9,993.22               1,389

T. Larry and Margaret Eddington            $  25,001.03               3,475

Richard and Martha Parker                  $  25,001.03               3,475

Brobeck, Phleger & Harrison LLP           $   15,000.62               2,085

Subtotal:                                 $9,624,999.51           1,337,820

SUBSEQUENT CLOSING
------------------
EVEREN Clearing Corp. Cust.
FBO: Kevin L. Shibuya IRA                 $   25,001.03               3,475

Lic. Eugenio Clariond R.R.                 $ 249,995.88              34,748

Daniel K. & Kumiko Shibuya JTWROS          $  25,001.03               3,475

EVEREN Clearing Corp. Cust.
FBO: Gail L. Ross IRA                      $  30,001.23               4,170

Ronald B. Sellers                          $  12,504.11               1,738

EVEREN Clearing Corp. Cust.
FBO: Ronald B. Sellers IRA                 $  12,496.92               1,737

EVEREN Clearing Corp. Cust.
FBO: Shawn O. Rowe IRA                     $   9,000.37               1,251

EVEREN Clearing Corp. Cust.
FBO: Sharon Rowe IRA                       $   4,496.59                 625

Shawn O. Rowe & Sharon Rowe JTWROS         $   6,503.87                 904

Mike Blackman                              $  25,001.03               3,475

J. Richards Frederick                      $  50,002.06               6,950

Huneke Family Trust                        $  25,001.03               3,475

Subtotal:                                  $ 475,005.15              66,023

Total:                                   $10,100,004.66           1,403,843


                                      SCHEDULE B

                               SCHEDULE OF STOCKHOLDERS

                              Rubio's Restaurants, Inc.
                                 Shareholder Listing

                                                                                NO. OF SHARES                          % OF TOTAL
SHAREHOLDER                                          COMMON       PREFERRED A    PREFERRED B     PREFERRED C    TOTAL  OUTSTANDING
Ralph & Dione Family Trust                            400,000       784,400                                 1,184,400       24.32%
Rafael R. Rubio and Gloria G. Rubio Family Trust      400,000       784,400                                 1,184,400       24.32%
Gloria Garcia as Trustee of the Trust                  50,000       100,000                                   150,000        3.08%
   f/b/o Roman Rubio
Richard M. Rubio & Victoria E. Rubio Trust             50,000       100,000                                   150,000        3.08%
Robert Rubio Trust                                     50,000       100,000                                   150,000        3.08%
Robert L. Garcia & Gloria R. Garcia, Trust             50,000        73,395                                   123,395        2.53%
   Total Rubio Family                               1,000,000     1,942,195                                 2,942,195       60.42%

Rosewood Capital                                                                   936,005        743,321   1,679,326       34.49%
Dooling Family Trust                                                 31,200         46,800                     78,000        1.60%
Brophar Investor Partners                                                           29,641          4,772      34,413        0.71%
UMB Bank, Trustee of the Brobeck, Phleger &                                          7,800          3,121      10,921        0.22%
   Harrison Retirement Savings Plan f/b/o
   T. Anson
Kim Lopdrup                                                                                        10,000      10,000        0.21%
J. Richard Fredericks                                                                               9,291       9,291        0.19%
Bruce Frazer                                                                                        9,291       9,291        0.19%
UMB Bank, Trustee of the Brobeck, Phleger &                                          7,800          1,418       9,218        0.19%
   Harrison Retirement Savings Plan f/b/o
   W. Sullivan
George H. Adams Jr.                                                                  7,800          1,418       9,218        0.19%
John Brice                                                                           7,800          1,418       9,218        0.19%
Tod Thoele                                                                           7,800          1,418       9,218        0.19%
T. Larry Eddington and Margaret Eddington                                            7,800          1,418       9,218        0.19%
Prudential Securities, Custodian for Kevin                                           7,800          1,418       9,218        0.19%
   L. Shibuya & Kevin Shibuya (ind.)
Prudential Securities, Custodian for Frank                                           7,800          1,418       9,218        0.19%
   O. Holloway & Frank Holloway (ind.)
R. Alex Kaseberg                                                                     7,800          1,418       9,218        0.19%
UMB Bank, Trustee of the Brobeck, Phleger                                            6,241                      6,241        0.13%
   & Harrison Retirement Savings Plan f/b/o
   C. Andrews
Tom Huppert                                             4,700                                                   4,700        0.10%
C. Jeff Barker                                          3,812                                                   3,812        0.08%
James Stryker                                                                                       2,500       2,500        0.05%
UMB Bank, Trustee of the Brobeck, Phleger                                            1,560                      1,560        0.03%
   & Harrison Retirement Savings Plan f/b/o
   J. Denniston
UMB Bank, Trustee of the Brobeck, Phleger                                            1,560                      1,560        0.03%
   & Harrison Retirement Savings Plan f/b/o
   J. De Groot
Julie Blair                                               715                                                     715        0.01%
Robert Paul Nunez                                         480                                                     480        0.01%
Kevin Kelly                                               300                                                     300        0.01%
Lisa Conder                                               100                                                     100        0.01%
John Canning                                              450                                                     450        0.01%
Total Outstanding stock                             1,010,557       1,973,395    1,092,007        793,640   4,869,599      100.00%


Series B Preferred at $3.21 per share
Series C Preferred at $5.38126 per share

                                      EXHIBIT A

                  AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

              See Exhibit 3.1 to the Registration Statement on Form S-1

                                      EXHIBIT B

                   AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

              See Exhibit 10.7 to the Registration Statement on Form S-1

                                      EXHIBIT C

                   AMENDED AND RESTATED STOCK RESTRICTION AGREEMENT

             See Exhibit 10.10 to the Registration Statement on Form S-1

                                      EXHIBIT D

                                SCHEDULE OF EXCEPTIONS

                              SCHEDULE OF EXCEPTIONS TO
                          SERIES D STOCK PURCHASE AGREEMENT


     This Schedule of Exceptions is made and given pursuant to Section 2 of the Series D Preferred Stock Purchase Agreement (the "Agreement"). The section numbers in this Schedule of Exceptions correspond to the section numbers in the Agreement; however, any information disclosed herein under any section number shall be deemed to be disclosed and incorporated into any other section number under the Agreement where such disclosure would otherwise be appropriate. Any terms defined in the Agreement shall have the same meaning when used in this Schedule of Exceptions as when used in the Agreement unless the context otherwise requires.

SECTION 2.2 CAPITALIZATION AND VOTING RIGHTS

     (c) The Company has agreed to issue a warrant to purchase 27,104 shares of Series D Preferred Stock at an exercise price of $8.633448 per share to Montgomery Securities, Inc. In connection with the issuance of such warrant, the Company intends to amend the Restated Certificate to increase the number of authorized shares of Series D Preferred Stock to 1,417,047.

SECTION 2.3 SUBSIDIARIES

     Rubio's Restaurants of Nevada, Inc., a Nevada corporation, is a wholly-owned subsidiary of the Company, which was incorporated on October 23, 1997 for the sole purpose of holding liquor licenses in Nevada.

SECTION 2.7 LITIGATION

     Personal injury (foreign object in food) complaint filed by Rubio's customer alleging wage loss, hospital and medical expenses, general damage, loss of earning capacity, and incidental damages including travel expense. The complaint states that plaintiff's damages exceed $25,000. A court date (jury trial) has been set for February 1998. The Company believes that any damages resulting from this action would be covered by the Company's liability insurance.

     Four worker's compensation claims have been made by three employees, claiming various back injuries and other injuries. The Company believes that any damages resulting from these actions would be covered by the Company's worker's compensation insurance.

SECTION 2.8 PROPRIETARY INFORMATION

     The Company enters into an Employment Relationship and Confidentiality Agreement with all employees. The form of such agreement has been provided to Investor's counsel.

SECTION 2.9 PATENTS AND TRADEMARKS

     On April 9, 1992, the Company entered into an agreement with Service America Corporation (SAC) to operate a concession stand at San Diego's Qualcomm Stadium in conjunction with the Company. The agreement was for a term of four years, but includes an annual one-year renewal provision effective if neither party gives timely notice of intent not to renew. Pursuant to such agreement, SAC was granted the right and license to use the name "Rubio's" and any and all other trademarks, tradenames, logos and/or copyrights utilized by Rubio's in the sale of its products. SAC is obligated to pay to the Company 10% of all net sales on Rubio's products sold in the stand.

     The Company entered into a test agreement on August 4, 1995 with Host International, Inc. (Host) whereby the Company granted to Host a non-exclusive license to use the name Rubio's and other trademarks, service marks, and logotypes at a San Diego Airport location. The term of this agreement was a "test period" 180 days. The agreement calls for the parties to consider extending the term at the end of the test period, on mutually agreeable terms. Rubio's and Host are currently in the process of finalizing that agreement extension. A license fee of 6% of gross revenues from the sale of Rubio's proprietary items was charged during the test period.

SECTION 2.10 COMPLIANCE WITH OTHER INSTRUMENTS

     Pursuant to that certain Business Loan Agreement, dated July 18, 1995, the Company must obtain the consent of Union Bank of California, N.A. ("Union Bank") prior to the sale and issuance of shares of Series D Preferred Stock. The Company has obtained a conditional consent from Union Bank, containing certain conditions which the Company intends to fulfill in due course.

     Certain stockholders have a right of first refusal with respect to the issuance of Series D Preferred Stock pursuant to that certain Investors' Rights Agreement, dated February 1, 1995, as amended.

SECTION 2.11 AGREEMENTS; ACTION

     (b)(i) The Company is a party to a certain Fountain Agreement Amendment, executed on August 15, 1997, pursuant to which Pepsi-Cola Company has advanced the Company marketing support funds in an amount in excess of $50,000.

          Pursuant to an engagement letter entered into by the Company with Montgomery Securities, Inc. in approximately May 1997, the Company is obligated to issue a warrant to Montgomery Securities, Inc. (see Section 2.2 above) and to pay them a selling commission in the amount of $480,000.

          Certain of the Company's store locations have notes payable outstanding to Union Bank of California (with the exception of the loan on the El Cajon restaurant which is outstanding to Bank of Commerce) in connection with the acquisition and buildout of the facilities as follows:



                                        OUTSTANDING
                                        BALANCE AT               TERM OF
          RESTAURANT                      9/28/97                  NOTE
--------------------------------   ---------------------    ------------------
El Cajon                                  $241,952            20 years
Carmel Mountain Ranch                       57,990             5 years
Point Loma expansion                        38,000             5 years
Upgrades to 13 restaurants                  18,147             5 years
Temecula                                    80,000             5 years
Costa Mesa                                  83,333             5 years
Laguna Niguel                               94,252             5 years
Anaheim                                    115,760             5 years
Mission Valley                             115,760             5 years
Encino                                     122,807             5 years
Irvine Spectrum                            133,333             5 years
Grossmont                                  133,327             5 years
Manhattan Beach                            113,310             5 years
La Jolla Village                           137,363             5 years
Santa Ana                                  135,026             5 years
Hall of Justice                             78,947             5 years
Marina del Rey                             183,333             5 years
Carlsbad                                   163,333             5 years
La Habra                                   166,667             5 years
Hillcrest                                  183,333             5 years
Cypress                                    183,333             5 years
Mission Viejo                              186,667             5 years


     These loans are each secured by the assets, inventory and accounts of the respective loan's restaurant to which the money was applied. UCC-1 Financing Statements have been filed in connection with certain of these loans. The Bank of Commerce loan is an SBA loan and is secured by the assets of the El Cajon restaurant and further backed by personal guarantees from both Ralph and Rafael Rubio.

     In addition, in October 1997 the Company negotiated a $500,000 credit line with Union Bank of California. The line is due and payable in full on December 31, 1997, with interest paid monthly at the Reference Rate plus 1.00%.

     Both the Union Bank of California notes payable and the credit line are governed by a Business Loan Agreement dated July 18, 1995 as amended. This Agreement contains certain negative covenants concerning the operation and financial status of the Company. In addition, it provides that the restaurant notes payable are to be perfected by a purchase money security agreement and UCC Financing Statement. The credit line is secured pursuant to a General Security Agreement covering all accounts receivable, inventory, equipment, chattel paper and instruments.

     See Section 2.9 above.

     (b)(ii)   See Section 2.9 above.

     (c)(ii)   See Section 2.11(b)(i) above.

SECTION 2.17 TITLE TO PROPERTY AND ASSETS

     The Company owns the building in which the El Cajon store is located; however, the land on which it is sited is leased on a long-term ground lease, the material terms of which are described in SCHEDULE A attached hereto. All other store sites are leased pursuant to individual leases, the material terms of which are also described in SCHEDULE A.

SECTION 2.20 EMPLOYEE BENEFIT PLANS

     The Company has medical and dental plans that are offered to each employee generally after six months employment. The Company pays for a majority of the costs of the plans with an amount deducted from each participating employee's pay check. The Company is partially self-funded with respect to payment of medical and dental expenses, with stop loss insurance in place for both individual and aggregate losses.

     Full-time employees, 21 years of age or older who have been employed by the Company for one year or more, are eligible to participate in the Company's 401(k) Plan. There is a partial Company match, vesting over five years.

     The Company has a Profit Sharing Plan in place that is subject to ERISA. The Plan was frozen in November of 1995, and distribution of the assets commenced upon receipt of an IRS determination letter in 1997. At September 28, 1997, the Plan had approximately $36,000 in plan assets (investments and cash). There are no unfunded liabilities.

     In addition, the Company has a Salary Continuation Plan that is available to full-time executive employees. The Company pays 100% of the employee's base monthly salary as of the date of the employee's disability, for the first ninety days of disability. The Company has disability income insurance which provides monthly benefits equal to 60% of the employee's base salary after ninety days from the date of disability.

SECTION 2.25 MANUFACTURING AND MARKETING RIGHTS

     See Section 2.9 above.

                                      SCHEDULE A


                               RUBIO'S LEASE PROVISIONS


1.   PACIFIC BEACH, CA

     Term:                    ***
     Payment per month:       ***

2.   CARMEL MOUNTAIN, CA

     Term:                    ***
     Payment per month:       ***

3.   CHULA VISTA, CA

     Term:                    ***
     Payment per month:       ***

4.   COSTA MESA, CA

     Term:                    ***
     Payment per month:       ***

5.   DOWNTOWN, CA

     Term:                    ***
     Payment per month:       ***

6.   EL CAJON, CA

     Term:                    ***
     Payment per month:       ***

7.   ENCINITAS, CA

     Term:                    ***
     Payment per month:       ***


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

8.   IRVINE, CA

     Term:                    ***
     Payment per month:       ***

9.   KEARNY MESA, CA

     Term:                    ***
     Payment per month:       ***

10.  LAGUNA NIGUEL, CA

     Term:                    ***
     Payment per month:       ***

11.  MISSION BAY, CA

     Term:                    ***
     Payment per month:       ***

12.  CORPORATE OFFICE

     Term:                    ***
     Payment per month:       ***

13.  POINT LOMA, CA

     Term:                    ***
     Payment per month:       ***

14.  SDSU, CA

     Term:                    ***
     Payment per month:       ***
     Termination:             ***



15.  SAN MARCOS, CA

     Term:                    ***
     Payment per month:       ***


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

16.  SOLANA BEACH, CA

     Term:                    ***
     Payment per month:       ***

17.  TEMECULA, CA

     Term:                    ***
     Payment per month:       ***

18.  TUSTIN, CA

     Term:                    ***
     Payment per month:       ***

19.  UTC, CA

     Term:                    ***
     Payment per month:       ***

20.  MISSION VALLEY, CA

     Term:                    ***
     Payment per month:       ***

21.  ENCINO, CA

     Term:                    ***
     Payment per month:       ***

22.  IRVINE SPECTRUM, CA

     Term:                    ***
     Payment per month:       ***

23.  GROSSMONT CENTER, CA

     Term:                    ***
     Payment per month:       ***



24.  MANHATTAN BEACH, CA

     Term:                    ***
     Payment per month:       ***



*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

25.  LA JOLLA, CA

     Term:                    ***
     Payment per month:       ***


26.  SANTA ANA, CA

     Term:                    ***
     Payment per month:       ***

27.  HALL OF JUSTICE, CA

     Term:                    ***
     Payment per month:       ***

28.  MARINA DEL REY, CA

     Term:                    ***
     Payment per month:       ***

29.  CARLSBAD, CA

     Term:                    ***
     Payment per month:       ***

30.  LA HABRA, CA

     Term:                    ***
     Payment per month:       ***

31.  HILLCREST, CA

     Term:                    ***
     Payment per month:       ***



32.  CYPRESS/STANTON, CA

     Term:                    ***
     Payment per month:       ***


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

33.  BELMONT, CA

     Term:                    ***
     Payments per month:      ***

34.  MISSION VIEJO, CA

     Term:                    ***
     Payments per month:      ***

35.  AHWATUKEE, AZ

     Term:                    ***
     Payments per month:      ***

36.  CERRITOS, CA

     Term:                    ***
     Payment per month:       ***

37.  TORRANCE, CA

     Term:                    ***
     Payments per month:      ***

38.  NORTH SCOTTSDALE, AZ

     Term:                    ***
     Payment per month:       ***

39.  VISTA, CA

     Term:                    ***
     Payment per month:       ***

40.  ONTARIO, CA

     Term:                    ***
     Payment per month:       ***

41.  RANCHO CUCAMONGA, CA

     Term:                    ***
     Payment per month:       ***


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

42.  HENDERSON, NV

     Term:                    ***
     Payment per month:       ***

43.  MISSION GORGE, CA

     Term:                    ***
     Payment per month:       ***

44.  SAN CLEMENTE, CA

     Term:                    ***
     Payment per month:       ***

45.  YORBA LINDA, CA

     Term:                    ***
     Payment per month:       ***

46.  GILBERT, AZ

     Term:                    ***
     Payment per month:       ***

47.  VILLA PARK, CA

     Term:                    ***
     Payment per month:       ***

48.  SUMMERLIN, NV

     Term:                    ***
     Payment per month:       ***

49.  CHANDLER, AZ

     Term:                    ***
     Payment per month:       ***

50.  RANCHO SAN DIEGO, CA

     Term:                    ***
     Payment per month:       ***


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

51.  GLENDALE, CA

     Term:                    ***
     Payment per month:       ***


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.